UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 12, 2021

TINGO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	83-0549737
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	dentification No.)

43 West 23rd Street New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 847-0144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2021, holders of a majority of the outstanding voting securities of Tingo, Inc. (the “Company”) approved the amendment and restatement of the Company’s Articles of Incorporation (“Restated Articles”). A copy of the Restated Articles is attached to this Current Report as Exhibit 3(i).

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 12, 2021, holders of a majority of the outstanding common stock of Tingo, Inc. (the “Company”) approved: (i) the Restated Articles, and (ii) the Company’s 2021 Equity Incentive Plan (“Incentive Plan”). The details of the Incentive Plan are set forth in the Company’s Registration Statement on Form S-8 filed on October 12, 2021, wherein the Company registered the shares of the Company’s Class A common stock authorized for issuance under the Incentive Plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3(i)       Amended and Restated Articles of Incorporation of Tingo, Inc.

10.1       Tingo, Inc. 2021 Equity Incentive Plan [Incorporated by reference to Exhibit 10.1 to Registrant’s Registration Statement on Form S-8 filed on October 12, 2021].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tingo, Inc.

Date: October 12, 2021	By: /	s/ Kenneth Denos
Name: Kenneth Denos
Title: Secretary